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                       SECURITY AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                  __________________________________________

                                    FORM 8-K

                  __________________________________________
                            Dismissal of Accountants

                      Commission File Number 33-82208-LA

                              BAYHAWK ALES, INC.

              (Exact name of registrant as specified in charter)

             Delaware                                    33-0606860
      (State of jurisdiction of                      (I. R. S. Employer
    incorporated or organization)                  Identification Number)

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    (2000 Main Street, Suite A, Irvine, California 92614     949-442-7565)
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ITEM 4.    OTHER EVENTS

     On November 11, 1998, Cacciamatta Accountancy Corporation resigned as the principal accountants of Bayhawk Ales, Inc. This resignation was accepted by the Company's Board of Directors. There were no adverse opinions, disclaimers of opinion or qualifications as to uncertainty, audit scope, or accounting principles in the reports of Cacciamatta Accountancy Corporation on the Company's financial statements for the most recent financial year preceding their resignation. Through this date, there were no disagreements with Cacciamatta Accountancy Corporation on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure, which disagreements, if not resolved to the satisfaction of such accountants, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

     (c)   EXHIBITS

23.1       Consent - Cacciamatta Accountancy Corporation
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                                  SIGNATURES

Pursuant to the requirements of the Security and Exchange Commission, the Registrant has duly caused this statement to be signed on behalf by the undersigned thereunto duly authorized.

BAYHAWK ALES, INC.

Date: January 22, 1999

                                          By: /s/ Karl J. Zappa
                                             ------------------------------
                                             Karl J. Zappa
                                             Vice President/General Manager